Exhibit 99.1

ITEM 4 AND ITEM 5

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
Board of Directors and Management of Credit Acceptance Corporation, Credit Acceptance Auto Loan Trust 2024-3, and Wells Fargo Securities, LLC:
We have performed the procedures enumerated below, on certain information with respect to attributes of Credit Acceptance Corporation’s (the “Company”) retail installment contracts (the “Consumer Loans”) as of July 31, 2024 (the “Subject Matter”) related to Credit Acceptance Auto Loan Trust 2024-3’s (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”). The Company’s management is responsible for the data file accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.
The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer and Wells Fargo Securities, LLC (“Wells Fargo” and together with the Company and the Issuer, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.
Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.
The procedures we performed on the automobile receivables and our findings are as follows.
1.On August 12, 2024, the Company provided an electronic file (the “Data File”) with information for certain Consumer Loans included in the Securitization Transaction, which the Company represented was as of the close of business on July 31, 2024.
2.Grant Thornton selected one hundred Consumer Loans on a random basis from the Data File. The sample of contracts is listed in Exhibit A. For each of the selected Consumer Loans we compared the following information, designated by Wells Fargo, to the related Consumer Loan provided by the Company, and in instances where consumers changed their address subsequent to the origination of their Consumer Loan, we compared the state to other Company records.

a.Consumer Loan number
b.Original amount financed
c.First payment date (scheduled)
d.Original term to maturity
e.Monthly payment
f.Interest rate
g.State
h.Compared the Vehicle Identification Number (“VIN”) on the Consumer Loan to the VIN on the title document (actual title, title application, VINtek, or acceptable proof of lien, as applicable)
We defined the term “compare” as meaning we compared to the information shown in the Data File and found it to be in agreement. Such information was deemed to be in agreement if differences were attributable to rounding. The term “rounding” was defined as meaning amounts and percentages that were within $1 and 0.1%, respectively. We noted no exceptions.
We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:
•Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements
•Addressing the value of collateral securing any such assets being securitized
•Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations
•Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization
•Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions
•Forming any conclusions
•Any other terms or requirements of the transaction that do not appear in this report.
We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.
/s/ GRANT THORNTON LLP
Southfield, Michigan
September 6, 2024

Exhibit A

Sample	Consumer Loan Number	Sample	Consumer Loan Number	Sample	Consumer Loan Number
1	XXXXX9255	35	XXXXX0441	69	XXXXX1865
2	XXXXX7143	36	XXXXX0552	70	XXXXX8787
3	XXXXX4215	37	XXXXX0882	71	XXXXX8198
4	XXXXX4964	38	XXXXX6071	72	XXXXX0834
5	XXXXX4641	39	XXXXX1888	73	XXXXX7003
6	XXXXX0423	40	XXXXX5742	74	XXXXX4384
7	XXXXX5520	41	XXXXX7443	75	XXXXX8295
8	XXXXX0728	42	XXXXX3357	76	XXXXX1156
9	XXXXX7189	43	XXXXX5446	77	XXXXX1846
10	XXXXX5190	44	XXXXX1585	78	XXXXX8140
11	XXXXX6915	45	XXXXX8860	79	XXXXX3030
12	XXXXX4621	46	XXXXX2167	80	XXXXX7191
13	XXXXX0759	47	XXXXX9589	81	XXXXX7326
14	XXXXX3320	48	XXXXX6301	82	XXXXX8852
15	XXXXX4561	49	XXXXX5695	83	XXXXX9677
16	XXXXX9578	50	XXXXX1673	84	XXXXX0668
17	XXXXX7780	51	XXXXX6725	85	XXXXX9610
18	XXXXX0961	52	XXXXX9719	86	XXXXX2704
19	XXXXX1013	53	XXXXX6672	87	XXXXX6473
20	XXXXX5477	54	XXXXX0244	88	XXXXX3739
21	XXXXX1692	55	XXXXX3634	89	XXXXX2951
22	XXXXX5199	56	XXXXX0267	90	XXXXX9342
23	XXXXX4387	57	XXXXX7586	91	XXXXX6761
24	XXXXX5286	58	XXXXX8321	92	XXXXX2864
25	XXXXX1634	59	XXXXX7316	93	XXXXX0746
26	XXXXX6785	60	XXXXX8009	94	XXXXX0335
27	XXXXX3205	61	XXXXX0022	95	XXXXX7358
28	XXXXX1364	62	XXXXX9427	96	XXXXX6969
29	XXXXX6912	63	XXXXX3205	97	XXXXX5767
30	XXXXX7364	64	XXXXX3088	98	XXXXX5968
31	XXXXX4797	65	XXXXX9209	99	XXXXX0132
32	XXXXX8775	66	XXXXX2479	100	XXXXX9509
33	XXXXX7404	67	XXXXX9683
34	XXXXX0232	68	XXXXX3775